UACSC 99-D

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                   MARCH 2000


NOTE BALANCE RECONCILIATION                                                        DOLLARS
                                                     CLASS A-1        CLASS A-2          CLASS A-3        CLASS A-4
                                                    -------------     -------------     -------------    -------------
Original Note Balances                              58,575,000.00     82,125,000.00     66,050,000.00    77,781,000.00
Beginning Period Note Balances                      25,288,981.78     82,125,000.00     66,050,000.00    77,781,000.00
Principal Collections - Scheduled Payments           3,818,475.23                 -                 -                -
Principal Collections - Payoffs                      3,169,173.37                 -                 -                -
Principal Withdrawal from Payahead                       2,850.22                 -                 -                -
Gross Principal Charge Offs                            934,269.32                 -                 -                -
Repurchases                                             11,399.29                 -                 -                -
Accelerated Principal                                           -                 -                 -                -
Principal shortfall, up to Accelerated Principal                -                 -                 -                -
Total Principal to be Distributed                    7,936,167.43                 -                 -                -
                                                    -------------     -------------     -------------    -------------
Ending Note Balances                                17,352,814.35     82,125,000.00     66,050,000.00    77,781,000.00
                                                    =============     =============     =============    =============


Note Factor                                             0.2962495         1.0000000         1.0000000        1.0000000
Interest Rate                                             6.12875%           6.4500%           6.6700%           6.850%


NOTE BALANCE RECONCILIATION                                                                NUMBERS
                                                          CLASS B           TOTAL
                                                       -------------    --------------      ------
Original Note Balances                                 18,161,808.00    302,692,808.00      24,594
Beginning Period Note Balances                         18,161,808.00    269,406,789.78      19,856
Principal Collections - Scheduled Payments                         -      3,818,475.23
Principal Collections - Payoffs                                    -      3,169,173.37         428
Principal Withdrawal from Payahead                                 -          2,850.22
Gross Principal Charge Offs                                        -        934,269.32          66
Repurchases                                                        -         11,399.29           2
Accelerated Principal                                              -
Principal shortfall, up to Accelerated Principal                   -
Total Principal to be Distributed                                  -      7,936,167.43
                                                       -------------    --------------      ------
Ending Note Balances                                   18,161,808.00    261,470,622.35      19,360
                                                       =============    ==============      ======


Note Factor                                                1.0000000         0.8638151
Interest Rate                                                  7.070%           6.5758%


PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                       302,692,808.32
Beginning Period Principal Balance                               272,433,718.18
Principal Collections - Scheduled Payments                         3,818,475.23
Principal Collections - Payoffs                                    3,169,173.37
Principal Withdrawal from Payahead                                     2,850.22
Gross Principal Charge Offs                                          934,269.32
Repurchases                                                           11,399.29
                                                                 --------------
Ending Principal Balance                                         264,497,550.75
                                                                 ==============
Ending Note Balances                                             261,470,622.35
                                                                 ==============
Tail not sold                                                              0.32
                                                                 ==============
Cumulative Accelerated Principal                                   3,026,928.08
                                                                 ==============


CASH FLOW RECONCILIATION

Principal Wired                                                    6,989,298.28
Interest Wired                                                     2,809,298.34
Withdrawal from Payahead Account                                       3,020.09
Repurchases (Principal and Interest)                                  11,491.60
Charge Off Recoveries                                                136,095.43
Interest Advances                                                     67,924.75
Collection Account Interest Earned                                    30,985.44
Spread Account Withdrawal                                                     -
Policy Draw for Principal or Interest                                         -
                                                                 --------------

Total Cash Flow                                                   10,048,113.93
                                                                 ==============


TRUSTEE DISTRIBUTION(4/10/00)

Total Cash Flow                                                   10,048,113.93
Unrecovered Advances on Defaulted Receivables                         33,671.38
Servicing Fee (Due and Unpaid)                                                -
Interest to Class A-1 Noteholders, including any overdue amounts     142,074.03
Interest to Class A-2 Noteholders, including any overdue amounts     441,421.88
Interest to Class A-3 Noteholders, including any overdue amounts     367,127.92
Interest to Class A-4 Noteholders, including any overdue amounts     443,999.88
Interest to Class B Noteholders, including any overdue amounts       107,003.32
Principal to Class A-1 Noteholders, including any overdue amounts  7,936,167.43
Principal to Class A-2 Noteholders, including any overdue amounts             -
Principal to Class A-3 Noteholders, including any overdue amounts             -
Principal to Class A-4 Noteholders, including any overdue amounts             -
Principal to Class B Noteholders, including any overdue amounts               -
Insurance Premium                                                     34,798.38
Interest Advance Recoveries from Payments                             58,519.88
Unreimbursed draws on the Policy for Principal or Interest                    -
Deposit to Payahead                                                    1,941.73
Payahead Account Interest to Servicer                                     75.17
Excess                                                               481,312.93
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============

Servicing Fee Retained from Interest Collections                     227,028.10

SPREAD ACCOUNT RECONCILIATION


Original Balance                                                     756,732.02
Beginning Balance                                                  2,136,226.99
Trustee Distribution of Excess                                       481,312.93
Interest Earned                                                        9,076.72
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                      9,365.51
                                                                 --------------
Ending Balance                                                     2,635,982.15
                                                                 ==============

Required Balance                                                   3,026,928.08



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                  12,107,712.33
Beginning Balance                                                  6,761,894.85
Reduction Due to Spread Account                                   (1,379,494.97)
Reduction Due to Accelerated Principal                               637,330.06
Reduction Due to Principal Reduction                                (285,536.28)
                                                                 --------------
Ending Balance                                                     5,734,193.66
                                                                 ==============

First Loss Protection Required Amount                              5,734,193.66
First Loss Protection Fee %                                               2.00%
First Loss Protection Fee                                              9,875.56



POLICY RECONCILIATION


Original Balance                                                 302,692,808.00
Beginning Balance                                                269,020,041.63
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   269,020,041.63
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              260,563,295.33
                                                                 ==============
Required Balance                                                 260,563,295.33


PAYAHEAD RECONCILIATION


Beginning Balance                                                     15,830.53
Deposit                                                                1,941.73
Payahead Interest                                                         75.17
Withdrawal                                                             3,020.09
                                                                 --------------
Ending Balance                                                        14,827.34
                                                                 ==============

CURRENT DELINQUENCY
                                               PRINCIPAL        % OF ENDING
  # PAYMENTS DELINQUENT           NUMBER        BALANCE        POOL BALANCE
  ---------------------           ------        -------        ------------
1 Payment                          200        2,470,855.69        0.93%
2 Payments                         151        2,006,384.76        0.76%
3 Payments                          74          927,097.19        0.35%
                                   ---        ------------        ----
Total                              425        5,404,337.64        2.04%
                                   ===        ============        ====



DELINQUENCY RATE (60+)
                                                           RECEIVABLE
                                        END OF PERIOD      DELINQUENCY
   PERIOD             BALANCE            POOL BALANCE         RATE
   ------             -------            ------------         ----
Current             2,933,481.95       264,497,550.75         1.11%
1st Previous        3,107,611.04       272,433,718.18         1.14%
2nd Previous        2,516,295.15       279,572,125.14         0.90%


NET LOSS RATE

                                                                                            DEFAULTED
                                                       LIQUIDATION        AVERAGE            NET LOSS
   PERIOD                               BALANCE         PROCEEDS      POOL BALANCE        (ANNUALIZED)
   ------                               -------         --------      ------------        ------------
Current                                934,269.32      136,095.43     268,465,634.47               3.57%
1st Previous                           653,875.01       32,425.23     276,002,921.66               2.70%
2nd Previous                           170,840.87        3,444.78     282,893,004.53               0.71%

Gross Cumulative Charge Offs         1,770,841.23       Number of Repossessions                      57
Gross Liquidation Proceeds             173,471.07       Number of Inventoried Autos EOM              90
Net Cumulative Loss Percentage              0.53%       Amount of Inventoried Autos EOM      621,100.00
Net Cumulative Loss Percentage
 (adjusted for estimated
 future Liquidation Proceeds)               0.32%
Trigger                                     0.60%
Status                                        OK



EXCESS YIELD TRIGGER
                                                           EXCESS YIELD
                       EXCESS            END OF PERIOD      PERCENTAGE
   PERIOD              YIELD              POOL BALANCE     (ANNUALIZED)
   ------              -----              ------------     ------------
Current                575,521.09       261,470,622.35        2.64%
1st Previous         1,461,979.29       269,406,789.78        6.51%
2nd Previous         1,529,321.81       275,907,866.68        6.65%
3rd Previous         1,602,355.82       284,032,353.61        6.77%
4th Previous           616,787.52       292,752,589.42        2.53%
5th Previous                    -                    -        0.00%

                                                 CURRENT
                                                  LEVEL     TRIGGER    STATUS
                                                  -----     -------    ------
Six Month Average Excess Yield                     N/A       1.50%       N/A

Trigger Hit in Current or any Previous Month                             NO




DATE: April 10, 2000                          /s/ Ashley Vukovits
                                              ------------------------------
                                              ASHLEY VUKOVITS
                                              FINANCE OFFICER